February 4, 2014 Entegris to Acquire ATMI Entegris to Acquire ATMI Exhibit 99.2

Investor Presentation  |  2
Cautionary Statement Regarding Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements
Statements about the expected timing, completion and effects of the proposed merger, and all other statements made in this news release that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-
looking statements may be identified by the use of words such as “may,” “will,” “should,” “expect,” “plan,”
“anticipate,” “believe,” or “project,” or the negative of those words or other comparable words. Any forward-
looking statements included in this news release are made as of the date hereof only, based on information available to Entegris and ATMI as of the date hereof, and, subject to any applicable law to the contrary, Entegris and ATMI undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transaction described herein; approval of the merger by ATMI’s stockholders; the ability to obtain regulatory approvals of the transactions contemplated by the merger agreement on the proposed terms and schedule; the failure of ATMI’s stockholders to approve the transactions contemplated by the merger agreement; ATMI’s ability to maintain relationships with customers, employees or suppliers following the announcement of the merger agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the transactions contemplated by the merger agreement; the risk that the transactions contemplated by the merger agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in Entegris and ATMI’S reports filed with the SEC, including Entegris’ Annual Report on Form 10-K for the fiscal year ended
December 31, 2012, filed with the SEC on February 22, 2013, ATMI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 22, 2013, and in other of Entegris and ATMI’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-
K, and on general industry and economic conditions. Entegris and ATMI caution investors not to place substantial reliance on the forward-looking statements contained in this press release. These statements speak only as of the date of this press release and Entegris and ATMI do not undertake and expressly disclaim any obligation to update or revise them except as otherwise required by law.

Investor Presentation  |  3
4Q revenue of $94.8M, up 8% QTQ and
6% YoY
4Q GAAP net income of $6.4M
$0.19 per diluted share
CY2013 net sales of $361.0M, down 1% YoY
CY2013 net income of $38.6M
$1.18 per diluted share
4Q revenue of $186.3M, up 13% QTQ and
11% YoY
4Q Non-GAAP net income of $24.6M
$0.18 per diluted share
CY2013 net sales of $693.5M, down 3% YoY
CY2013 net income of $77.0M
$0.55 per diluted share
Entegris and ATMI: Earnings Highlights
Entegris and ATMI: Earnings Highlights
Note: ATMI metrics from continuing operations.
Entegris and ATMI had strong years and both closed 2013 with great momentum
Strong demand for liquid and gas filtration
and purification solutions
Strong growth in microelectronics and
eVOLV licensing revenues

Investor Presentation  |  4
Entegris to acquire ATMI in an all-cash transaction
Creates technology leader in advanced process materials,
contamination control and wafer handling
Complementary capabilities, well-positioned to address
semiconductor customer challenges
Significant value creation potential through cost synergies
and immediate earnings accretion
Financed through cash and attractive debt, resulting in a
more efficient balance sheet
Transaction Overview
Transaction Overview

Investor Presentation  |  5
A Transformative Transaction
A Transformative Transaction
Per Share Consideration
$34.00 per share in cash
Transaction Value
$1.15 billion equity value, approx. $850 million enterprise value
Financing
Approx $360 million in cash from combined balance sheets
$460 million term loan B and $360 million bond financing
No maintenance covenants
Closing Conditions
Approval by ATMI’s shareholders
Completion of ATMI’s Life Sciences Business sale (expected Q1-14)
Customary closing conditions and regulatory approvals
Expected Closing
Second quarter of 2014, subject to customary closing conditions
Synergies and
EPS Impact
Annualized cost savings of $30 million
Significantly and immediately accretive to non-GAAP EPS
Accelerated EPS growth as a result of debt paydown

Investor Presentation  |  6
Leader in contamination
control and wafer handling
65% unit-driven revenue
Revenue (2013) = $693M
EBITDA (2013)¹
= $134M
Entegris + ATMI = A More Powerful Operating Platform
Entegris + ATMI = A More Powerful Operating Platform
1
See Appendix for a reconciliation of adjusted EBITDA to net income.
2
Includes $30M run-rate cost synergies.
Note: Financial metrics exclude intercompany sales and discontinued operations.
Leader in advanced materials
and material delivery systems
~100% unit-driven revenue
Revenue (2013) = $361M
EBITDA (2013)¹
= $86M
Key supplier to the semiconductor and electronics industries
Leader in complementary product categories
Complete defect management solutions covering both
wafer processing and wafer environment
Approx. 80% unit-driven revenue
Revenue (2013PF) = $1,051M
EBITDA (2013PF)²
= $250M

Investor Presentation  |  7
Complementary Product Leadership
Complementary Product Leadership
Market leadership positions across the entire IC wafer fabrication process
ATMI
Lithography
Advanced
Photoresist
Packaging
Filtration
Gas/Liquid
Purification
Etch
Gas Filters
and
Diffusers
Gas
Purification
Specialty
Materials
Deposition
Copper
Plating
Deposition
Materials
Gas Filtration
and
Purification
Clean
Formulated
Cleans
Filtration
Fluid
Handling
Containers
CMP
Formulated
Cleans
Filtration
Brushes
and Pad
Conditioners
Implant
Safe Gas
Delivery
Systems
Electrostatic
Chucks
Fab Facility
Advanced
FOUPs
AMC
Filtration
Bulk
Chemical
Delivery
Wafer
Shippers
Entegris

Investor Presentation  |  8
A Great Combination
A Great Combination
Positioned to benefit from semiconductor industry trends
Source: Industry data, company estimates.
Industry Trend 1:
Greater Complexity – Greater Cost
More materials usage, more consumable
usage, more specialized solutions
Industry Trend 2:
Critical Need for Defect Reduction
Cleaner materials and more controlled
shipment / delivery of process materials
Estimated Yield
Process Steps
Semi Manufacturing Yields and Steps
Technology Node in Nanometers
0
2,000
4,000
0%
50%
100%
90 65 45 32 28 20 14 10
Est. Yield # Logic Steps

Investor Presentation  |  9
Transaction provides multiple value creation opportunities
Enhanced Financial Profile
Enhanced Financial Profile
Enhanced Scale and
Growth Potential
Significant Cost
Synergies
Efficient Balance
Sheet
EPS Accretive
Annualized cost
savings of $30M
Savings primarily
from SG&A
Team experienced
in integration
Deploys excess
cash balances
Takes advantage
of strong debt
markets
No maintenance
covenants
Significantly
accretive to
non-GAAP EPS
in first year
Accelerated EPS
growth as a result
of debt paydown
Consolidated pro
forma revenues
of over $1B
Benefits from
complementary
technologies
Approximately
80% unit-driven
revenues

Investor Presentation  |  10
Flexible balance sheet with ample liquidity
$85M undrawn asset-backed revolver
Significant balance sheet cash
No maintenance covenants
Committed to debt paydown through both FCF and other significant sources of cash made available through integration activities
1
Includes $30M run-rate cost synergies.
Pro Forma Balance Sheet
Pro Forma Balance Sheet
Amount $M x2013PF EBITDA
Asset-Backed Revolver 0 ---
Term Loan
460 1.8
Senior Notes 360 3.3
Total Debt $ 820 3.3 x
Total Cash ~ 325
Net Debt $ 494 2.0 x
2013 PF EBITDA¹
$ 250

Investor Presentation  |  11
A compelling combination for all stakeholders
Summary
Summary
Customers
Better positioned to continue to address customers’
ever-evolving technological needs
Complementary skills, technologies and product capabilities
to deliver innovative and cost-effective solutions
Employees
Creates premier industry platform to attract talent
Potential to accelerate growth as a combined company
Opportunity to work on the industry’s most complex
technology challenges
Investors
Enhanced financial profile, more efficient balance sheet
Annualized costs savings of $30 million
Strong market positions in critical, yield-enabling products
Significantly accretive to non-GAAP EPS in first year

Entegris®, the Entegris Rings Design® and Creating a Material Advantage® are trademarks of Entegris, Inc. ©2013 Entegris, Inc. All rights reserved.

Investor Presentation | 13 Appendix Appendix

Investor Presentation  |  14
Entegris 2013 Adjusted EBITDA Reconciliation
Net Sales $693.5
Net Income 77.0
Adjustments to net income
Equity in net income of affiliates -
Income tax (benefit) expense 21.7
Other (income) expense, net (2.0)
GAAP – Operating income $96.7
Amortization of intangible assets $9.3
Contingent consideration fair value
adjustment
(1.8)
Adjusted operating income $104.3
Depreciation 29.5
Adjusted EBITDA $133.8
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation
$ in millions
ATMI 2013 Adjusted EBITDA Reconciliation
Net Sales $361.0
Income from Continuing Operations 38.8
Adjustments to net income
Interest income (0.9)
Income taxes 12.2
Other (income) (2.6)
GAAP – Operating income $47.4
Charge related to IMI $11.5
One time severance costs 2.7
Transaction related costs 1.4
Other (0.6)
Adjusted operating income $62.4
Depreciation 23.3
Adjusted EBITDA $85.7